SUPPLEMENT DATED SEPTEMBER 22, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2023

FOR ESG DIVERSIFIED PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2023, for ESG Diversified Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Annual Fund Operating Expenses subsection is deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.34%	0.34%
Acquired Fund Fees and Expenses[2]	0.32%	0.32%
Total Annual Fund Operating Expenses	1.06%	0.86%
Less Expense Reimbursement[3]	(0.24%)	(0.24%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.82%	0.62%

[1]	Expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.
[3]	The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2024. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Under the Examples subsection, the table is deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$84	$313	$561	$1,272
Class P	$63	$250	$453	$1,039

In the Principal Investment Strategies section, the second paragraph of subsection (2) ESG Underlying Fund Oversight is deleted and replaced with the following:

Investments of the ESG Underlying Funds that invest primarily in equity instruments include large- and mid-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

In the Principal Investment Strategies section, the bullets under the twelfth paragraph of subsection (2) ESG Underlying Fund Oversight are deleted and replaced with the following:

Descriptions of ESG Underlying Funds. The current ESG Underlying Funds are managed by:

•	Aristotle Investment Services, LLC (sub-advised by Aristotle Pacific Capital, LLC)
•	BlackRock Advisors, LLC;
•	Calvert Research and Management;
•	Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC); and
•	Pacific Investment Management Company LLC

In the Principal Investment Strategies section, the following is added as the last sentence of the seventh to last paragraph.

Certain Calvert Funds also may invest in trust preferred securities, taxable municipal obligations and loans.

In the Principal Investment Strategies section, the fifth to last and fourth to last paragraphs are deleted in their entirety, and the second to last paragraph is deleted and replaced with the following:

Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC, BlackRock, Calvert, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, and PIMCO are not affiliated with the Trust, the Fund or the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. Accordingly, although described in this section, not all ESG Underlying Funds are principal investments of the Fund at any given time.

In the Principal Risks from Holdings in ESG Underlying Funds subsection, Small-Capitalization Companies Risk is deleted.

In the same section, Restricted Securities Risk is added after High Yield/High Risk or “Junk” Securities Risk and Municipal Obligations Risk is added after LIBOR Transition Risk. The disclosures for the new risks to be added are as follows:

•	Restricted Securities Risk: Unless registered for sale to the public under applicable federal securities law, restricted securities such as those issued pursuant to Rule 144A of the Securities under the Securities Act of 1933 can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the ESG Underlying Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the ESG Underlying Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

•	Municipal Obligations Risk: The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the ESG Underlying Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Form No. 15-53196-00